General	6 Months Ended
Jun. 30, 2019
General [Abstract]
GENERAL

NOTE 1 - GENERAL:

a.	Medigus Ltd. (the "Company") was incorporated in Israel on December 9, 1999 and is resident in Israel. The address of its registered office is P.O. Box 3030, Omer, 8496500.

On July 22, 2007 the Company established a wholly owned subsidiary, MEDIGUS USA LLC, in the USA (hereinafter - the "Subsidiary").

The Subsidiary has not been engaged in any business activities until October 2013.

On October 1, 2013, the Company and its Subsidiary entered into an inter-company agreement whereby the Subsidiary provides services to the Company in consideration for a reimbursement of its costs plus a reasonable premium.

On January 3, 2019, the Company established a wholly owned subsidiary in Israel under the name ScoutCam Ltd., or ScoutCam. ScoutCam was incorporated as part of a reorganization of the Company intended to distinguish the Company's miniaturized imaging business, or the micro ScoutCam™ portfolio, from the other operations of the Company and to enable the Company to form a separate business unit with dedicated resources focused on the promotion of such technology. As such the Company completed the transfer of all of the Company's assets and intellectual property related to the Company's miniaturized imaging business into ScoutCam.

In the recent months, the board of directors of the Company has materially changed Company's business model, adjusted the Company exclusive focus on the medical device industry to include other industries, abandoned the strategy to commercialize the MUSE™ System, transferred ScoutCam activity into Company's subsidiary, and assessing several new ventures.

Recently, the Company's board of directors has determined to examine potential opportunities to sell our MUSE™ technology, or alternatively grant a license or licenses for the use of the MUSE™ technology.

b.	On June 3, 2019, the Company signed on a $3 million agreement with Golden Grand for the know-how licensing and sale of goods for Medigus Ultrasonic Surgical Endostapler (MUSE™) system in China, Hong Kong, Taiwan and Macao. Golden Grand (Shanghai Golden Grand-Medical Instruments Ltd.) has been Medigus's distributor of the Ultrasonic Surgical Endostapler (MUSE™) systems in China since 2015. Under the terms of the agreement, for the license, training services and goods sold, Golden Grand will pay Company the consideration in four installments until the assembly of a production line in China is completed. An advanced payment amounting to approximately $600 thousand was received during June 2019. The payment are subject to millstones as defined in the agreement.

c.	Since incorporation through June 30, 2019, Medigus, Subsidiary and ScoutCam, or the Group, has accumulated deficit of approximately $64.3 million and its activities have been funded mainly by its shareholders. The Group's cash and cash equivalents as of June 30, 2019, will allow the Group to fund its operating plan through at least the next 12 months. However, the Group expects to continue to incur significant research and development and other costs related to its ongoing operations and in order to continue its future operations, the Group will need to obtain additional funding until becoming profitable.